UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2003

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
(Exact name of registrant as specified in its charter)

Delaware

001-09818

13-3434400

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-969-1000

Item 1.	Changes in Control of Registrant.

Not applicable

Item 2.	Acquisition or Disposition of Assets.

Not applicable.

Item 3.	Bankruptcy or Receivership.

Not applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.	Other Events and Regulation FD Disclosure.

Not applicable.

Item 6.	Resignations of Registrant’s Directors.

Not applicable.

Item 7.	Financial Statements and Exhibits.

	(a)	Financial Statements of Businesses Acquired

None.

	(b)	Pro Forma Financial Information

None.

	(c)	Exhibits

		99.09	Alliance Capital Management Holding L.P. is furnishing its First Quarter 2003 Review dated April 29, 2003, including information relating to non-GAAP financial measures.

		99.10	Alliance Capital Management Holding L.P. is furnishing its News Release dated April 29, 2003, including information relating to non-GAAP financial measures.

Item 8.	Change in Fiscal Year

Not applicable.

Item 9.	Regulation FD Disclosure.

Under Item 9 and Item 12, Alliance Capital Management Holding L.P. is furnishing its First Quarter 2003 Review dated April 29, 2003, including information relating to non-GAAP financial measures.  The First Quarter 2003 Review is attached hereto as Exhibit 99.09.

Under Item 9 and Item 12, Alliance Capital Management Holding L.P. is furnishing its News Release dated April 29, 2003, including information relating to non-GAAP financial measures.  The News Release is attached hereto as Exhibit 99.10

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not applicable.

Item 11.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

Dated: May 2, 2003	By:	Alliance Capital Management Corporation, General Partner

	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr. Senior Vice President and Chief Financial Officer